EAGLE LAKE INCORPORATED
                             NOTICE OF OPTION GRANT
                              --------------------

These securities have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), and are "restricted securities" within the meaning of Rule 144 promulgated under the Securities Act. These securities have been acquired for investment and may not be sold or transferred without complying with Rule 144 in the absence of an effective registration or other compliance under the Securities Act.

                              --------------------

         EAGLE LAKE INCORPORATED, a Nevada corporation (the "Company"), is pleased to grant to the Optionee named below, the following Options to purchase Shares of its common stock, par value $0.001 per Share ("Common Stock"), under its 2005 Long-Term Incentive Plan (the "Plan") and subject to the provisions of the Plan and the Stock Option Agreement:

         Name of Optionee:                  ____________________________________

         Address:                           ____________________________________
                                            ____________________________________
                                            ____________________________________

         Type of Option:                    [ ] Incentive Stock Option
                                            [ ] Nonstatutory Option (not an ISO)

         Date of Grant:                     _____________, ____

         Number of Shares of Common Stock
         purchasable under this Option:     _______________________________

         Exercise Price:                    $_____ per Share

         Expiration Date:                   _____________, ____

         Vesting Schedule: These Options shall vest and be exercisable 20% immediately upon the Date of
                                            Grant and 20% additionally at
                                            the end of each anniversary
                                            thereafter, until all shall
                                            vest and become exercisable on
                                            the fourth anniversary of the
                                            Date of Grant.


    The Plan may be inspected at the offices of the Secretary of the Company.
        A copy of the Plan will be provided to the Optionee upon request.

                             STOCK OPTION AGREEMENT


         Unless otherwise defined herein, capitalized terms shall have the meanings given in the Plan and Notice of Option Grant.

         1. Options. The Company hereby grants to Optionee the right and option to purchase up to the number of Shares specified above, at the Exercise Price specified above, subject to the conditions and limitations set forth herein (the "Options").

         2. Vesting. These Options shall vest and be exercisable 20% immediately upon the Date of Grant and 20% additionally at the end of each anniversary thereafter, until all shall vest and become exercisable on the fourth anniversary of the Date of Grant.

         3. Number of Shares and Exercise Price. The number of Shares that Optionee may purchase upon exercise of the Option (the "Option Shares"), as specified above, and the Exercise Price, as specified above, may be adjusted from time to time for capitalization adjustments as provided in the Plan.

         4. Method of Payment. Payment of the Exercise Price is due in full upon exercise of all or any part of the Options. Optionee may elect to pay the Exercise Price in cash or by check or in any other manner permitted by the Administrator under the Plan. As soon as practicable after receipt by the Company of such notice and of payment in full of the Option price for all the Shares with respect to which the Option has been exercised, a certificate or certificates representing such Shares having been paid for shall be issued in the name of the Optionee, or if the Optionee shall so request in the notice exercising the Option, in the name of the Optionee and another person jointly, with right of survivorship, and shall be delivered to the Optionee. If this Option is not exercised respecting all Shares subject hereto, Optionee shall be entitled to receive a similar Option of like tenor covering the number of Shares with respect to which this Option shall not have been exercised.

         5. Whole Shares. The Options may only be exercised for whole Shares. Fractional Shares shall not be issued.

         6. Securities Law Compliance; Limitation of Exercise; Extension of Exercise Period. If the Board of Directors of the Company, in its sole discretion, shall determine that it is necessary or desirable to list, register, or qualify the Option Shares under any state or federal law, these Options may not be exercised, in whole or part, until such listing, registration, or qualification shall have been obtained free of any conditions not acceptable to the Board of Directors. If no registration statement is effective on the date of exercise of these Options, the Option Shares will not be issued unless and until there is evidence available to the Company, including representations from the Optionee that such Shares are being acquired for investment and not for resale, on which the Company may reasonably rely as to the availability of an exemption from registration in issuing such Shares. The Company shall use its best efforts to comply with the requirements of each regulatory commission or agency having jurisdiction in order to issue and sell the Shares to satisfy these Options. Such compliance will be a condition precedent to the right to exercise these Options. The inability of the Company to effect such compliance with any such regulatory commission or agency that counsel for the Company deems necessary for the lawful issuance and sale of the Shares to satisfy these Options shall relieve the Company from any liability for failure to issue and sell the Shares to satisfy these Options for such time as such compliance is not effectuated.

         If at any time Optionee delivers a Notice of Exercise in accordance with section 8 below and the Options are not exercisable solely because of the condition set forth in this section 6, the Exercise Period (as defined in section 7) shall be correspondingly extended until the Company determines that the Options can be exercised in compliance with this section 6, at which point the Optionee shall have the remainder of the applicable Exercise Period, as delineated in section 7, within which to exercise such Options.

         If the issuance of the Option Shares is not covered by an effective registration statement under the Securities Act, in order to enforce the restrictions imposed upon the Option Shares, the Company shall cause a legend or legends to be placed upon any certificates representing such Option Shares, which legend or legends shall be substantially as follows:

         The shares represented hereby have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), nor under any applicable state securities laws and may not be transferred without registration under the Securities Act and under such state securities laws, or pursuant to an available exemption from the Securities Act and such laws.

         7. Exercise Period. The Options shall be exercisable during the period (the "Exercise Period") commencing upon the date such Options become vested and terminating upon the earliest of the following dates:

                  (a) thirty days following the date of the termination of Optionee's continuous service at any time "for cause," as defined in Optionee's separate written employment agreement, if any, or in the absence of a written employment agreement, by a good faith determination by the Board of Directors that Optionee (i) has been grossly negligent in the performance of Optionee's duties; (ii) has engaged in material willful or gross misconduct in the performance of Optionee's duties; (iii) has committed an act of personal dishonesty or breach of fiduciary duty involving personal profit in connection with Optionee's employment by the Company; or (iv) has committed, as determined by the Board of Directors of the Company, or has been convicted of fraud, embezzlement, theft, or dishonesty or other criminal conduct, unless the Board of Directors waives the provisions of this subsection;

                  (b) three months after the termination of Optionee's continuous service for any other reason;

                  (c) twelve months after the termination of Optionee's continuous service due to Disability;

                  (d) in the event of Optionee's death either during Optionee's continuous service or within three months after Optionee's continuous service terminates, six months after the issuance of letters testamentary or letters of administration or the appointment of an administrator, executor, or personal representative but not later than 12 months after termination of Optionee's continuous service; or

                  (e) the Expiration Date.

         If this is an Incentive Stock Option, to obtain the federal income tax advantages associated with such options, the Internal Revenue Code requires that at all times beginning on the Date of Grant of the Option and ending on the day three months before the date of the Option's exercise, Optionee must be an Employee of the Company or an affiliate, except in the event of Optionee's death or Optionee's Disability. The Company has provided for extended exercisability of the Options under certain circumstances for Optionee's benefit, but cannot guarantee that the Options will necessarily be treated as Incentive Stock Options under the Internal Revenue Code if Optionee exercises the Option more than three months after the date Optionee's employment with the Company or an Affiliate terminates.

         8. Exercise.

                  (a) Optionee may exercise the Options during their Exercise Period by delivering a Notice of Exercise (in a form designated by the Company), together with the Exercise Price to the Secretary of the Company, or to such other person as the Company may designate, during regular business hours, together with such additional documents as the Company may then require.

                  (b) By exercising the Options, Optionee agrees that, as a condition to any exercise of the Options, the Company may require Optionee to enter an arrangement providing for the payment by Optionee to the Company of any tax withholding obligation of the Company arising by reason of: (i) the exercise of the Options; (ii) the lapse of any substantial risk of forfeiture to which the Option Shares are subject at the time of exercise; or (iii) the disposition of Option Shares acquired upon such exercise.

                  (c) If these Options are intended to qualify as Incentive Stock Options under the provisions of the Internal Revenue Code, Optionee acknowledges that in order to be entitled to receive treatment as an Incentive Stock Option, the holding and exercise of these Options and the Common Stock acquired pursuant to these Options are subject to certain limitations and restrictions, including a requirement that any Common Stock acquired hereunder be held by Optionee until after the date that is both two years subsequent to the date of this Option and one year subsequent to the date the Common Stock is acquired pursuant to these Options. Failure to hold the Shares for the above period will cause a "disqualifying disposition" of the Common Stock resulting in the loss of Incentive Stock Option treatment and the associated favorable tax benefits. As a result of the disqualifying disposition, the Company may also be subject to certain disclosure requirements, and, therefore, Optionee agrees to notify the Company, in writing, 30 days prior to any disqualifying disposition.

                  (d) In order to enforce the restrictions imposed upon the Option Shares, the Company shall cause a legend or legends to be placed upon any certificates representing such Option Shares, which legend or legends shall be substantially as follows:

                  The shares represented hereby are subject to restrictions on transferability and related repurchase rights under the Company's 2005 Long-Term Incentive Plan and applicable Stock Option Agreements or other agreements executed in connection therewith, copies of which are available at the principal business offices of the Company.

                  (e) Upon issuance, the Option Shares shall be considered to be fully-paid, nonassessable, issued, and outstanding Shares of the Company, and Optionee shall be entitled to vote the Option Shares and receive all cash dividends and other distributions with respect thereto.

         9. Provision of Financial Statements to Optionee. The Company shall provide to each Optionee and to each individual who acquires Shares under the Plan, not less frequently than annually during the period such Optionee has one or more Options or Stock Purchase Rights outstanding, and, in the case of an individual who acquires Shares pursuant to the Plan, during the period such individual owns such Shares, copies of annual financial statements. The Company shall not be required to provide such statements to key Employees whose duties in connection with the Company assure their access to equivalent information.

         10. Dividends, Distributions, Etc. In the event that any dividend or other distribution (whether in the form of cash, Shares, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of Shares or other securities of the Company, or other change in the corporate structure of the Company affecting the Shares occurs, the Administrator, in order to prevent diminution or enlargement of the benefits or potential benefits intended to be made available under the Plan, may (in its sole discretion) adjust the number and class of Shares of common stock that may be delivered under the Plan and/or the number, class, and price of Shares covered by each outstanding Option; provided, however, that the Administrator shall make such adjustments to the extent required by Section 25102(o) of the California Corporations Code.

         11. Transferability. The Options are not transferable and are exercisable only by Optionee during Optionee's life or by the executors, administrators, or beneficiaries of Optionee's estate. In the event of any alienation, assignment, pledge, hypothecation, or other transfer of this Option or any right hereunder in violation of the terms hereof or in the event of any levy, attachment, execution, or similar process, this Option and all rights granted hereunder shall be immediately null and void.

         12. Options Not a Service Contract. Optionee acknowledges and agrees that this agreement and the transactions contemplated hereunder do not constitute an express or implied promise of continued engagement as a Service Provider for any period, or at all, and shall not interfere with Optionee's right or the Company's right to terminate Optionee's relationship as a Service Provider under Optionee's written employment agreement with the Company or, in the absence of a written employment agreement, Optionee's right or the Company's right to terminate Optionee's relationship as a Service Provider at any time, with or without cause.

         13. Withholding Obligations.

                  (a) At the time the Options are exercised, in whole or in part, or at any time thereafter as requested by the Company, Optionee hereby authorizes withholding from payroll and any other amounts payable to Optionee, and otherwise agrees to make adequate provision for (including by means of a "cashless exercise" pursuant to a program developed under Regulation T as promulgated by the Federal Reserve Board to the extent permitted by the Company), any sums required to satisfy the federal, state, local, and foreign tax withholding obligations of the Company or an affiliate, if any, which arise in connection with the Options.

                  (b) Upon Optionee's request and subject to approval by the Company, in its sole discretion, and compliance with any applicable conditions or restrictions of law, the Company may withhold from fully-vested Shares otherwise issuable to Optionee upon the exercise of the Options a number of whole Shares having a Fair Market Value, determined by the Company as of the date of exercise, not in excess of the minimum amount of tax required to be withheld by law. If the date of determination of any tax withholding obligation is deferred to a date later than the date of exercise of the Options, Share withholding pursuant to the preceding sentence shall not be permitted unless Optionee makes a proper and timely election under Section 83(b) of the Internal Revenue Code covering the aggregate number of Shares acquired upon such exercise with respect to which such determination is otherwise deferred, to accelerate the determination of such tax withholding obligation to the date of exercise of the Options.

         Notwithstanding the filing of such election, Shares shall be withheld solely from fully-vested Shares determined as of the date of exercise of the Options that are otherwise issuable to Optionee upon such exercise. Any adverse consequences to Optionee arising in connection with such Share withholding procedure shall be Optionee's sole responsibility.

                  (c) The Options are not exercisable unless the tax withholding obligations of the Company and/or any affiliate are satisfied. Accordingly, Optionee may not be able to exercise the Options when desired even though the Options are vested, and the Company shall have no obligation to issue a certificate for such Shares or release such Shares from any escrow provided for herein.

         14. Governing Plan Document. The Options are subject to all of the provisions of the Plan, the provisions of which are hereby made a part of the Options, and are further subject to all interpretations, amendments, rules and regulations that may, from time to time, be promulgated and adopted pursuant to the Plan. In the event of any conflict between the provisions of the Options and those of the Plan, the provisions of the Plan shall control. Additionally, if this is an Incentive Stock Option, all Options granted hereunder shall be deemed to contain such other limitations and restrictions as are necessary to conform the Options to the requirements for Incentive Stock Options as defined in
Section 422 of the Internal Revenue Code or any amendment or successor statute of like tenor.

         15. Notices. Any notices provided for in the Options or the Plan shall be given in writing and shall be deemed effectively given upon receipt or, in the case of notices delivered by the Company to Optionee, five days after deposit in the United States mail, postage prepaid, addressed to Optionee at the last address Optionee provided to the Company.

         By Optionee's signature and the signature of the Company's representative below, Optionee and the Company agree that this Option is granted under and governed by the terms and conditions of the Plan and this Option Agreement. Optionee has reviewed the Plan and this Option Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Option Agreement, and fully understands all provisions of the Plan and Option Agreement. Optionee hereby agrees to accept as binding, conclusive, and final all decisions or interpretations of the Administrator upon any questions relating to the Plan and Option Agreement. Optionee further agrees to notify the Company upon any change in the residence address indicated below.

OPTIONEE:                                     EAGLE LAKE INCORPORATED

_________________________________             __________________________________
Signature                                     By________________________________
_________________________________             __________________________________
Print Name                                    Title


_________________________________

_________________________________
Residence Address

                             EAGLE LAKE INCORPORATED

                                  STOCK OPTION
                               NOTICE OF EXERCISE


Eagle Lake Incorporated                         Date of Exercise:_______________
50 West 300 South, Suite 501
Salt Lake City, UT  84101

Ladies and Gentlemen:

         This constitutes notice under my Stock Option Agreement that I elect to purchase the number of shares of common stock of the company listed above ("Shares") for the price set forth below.


         Type of Option (check one):        [ ] Incentive       [ ] Nonstatutory

         Stock Option Dated:                ____________________________________

         Number of Shares as to
         which Option Is Exercised:         ____________________________________

         Certificates To Be Issued
         in Name Of:                        ____________________________________

         Total Exercise Price:              $___________________________________

         Cash payment delivered
         Herewith:                          $___________________________________


         By this exercise, I agree (i) to provide such additional documents as Optionee may require pursuant to the terms of the 2005 Long-Term Incentive Plan (the "Plan") or the Stock Option Agreement, (ii) to provide for the payment by me to Optionee (in the manner designated by Optionee) of Optionee's withholding obligation, if any, relating to the exercise of this option, and (iii) if this exercise relates to an incentive stock option, to notify Optionee in writing 30 days before the date of any disposition of any Shares issued upon exercise of this option that will occur within two years after the Date of Grant of this option or within one year after such Shares are issued upon exercise of this option.

         I hereby make the following certifications and representations with respect to the number of Shares that are being acquired by me for my own account upon exercise of my stock option as set forth above:

         I acknowledge that I have read and understood the Plan and the Stock Option Agreement, that both the Plan and the Stock Option Agreement are incorporated herein by reference, and I agree to abide by and be bound by their terms and conditions.

         I further acknowledge that until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the Shares, no right to vote or receive dividends or any other right of a stockholder shall exist with regard to the optioned stock, notwithstanding the exercise of the option.

         I further acknowledge that I may suffer adverse tax consequences as a result of my purchase or disposition of the Shares, and I represent that I have consulted with any tax consultants I deem advisable in connection with the purchase or disposition of the Shares and that I am not relying on the Company for any tax advice.

         I further acknowledge that the Shares have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), and are deemed to constitute "restricted securities" under Rule 144 promulgated under the Securities Act. I warrant and represent to the Company that I have no present intention of distributing or selling said Shares, except as permitted under the Securities Act and any applicable state securities laws. I further acknowledge that more restrictive conditions apply to affiliates of the Company under Rule 144.

         I further acknowledge that all certificates representing any of the Shares subject to the provisions of the option shall have endorsed thereon appropriate legends reflecting the foregoing limitations, as well as any legends reflecting restrictions pursuant to the Company's articles of incorporation, bylaws, and/or applicable securities laws.

         I further acknowledge that this notice of exercise, the Plan, and the Stock Option Agreement constitute the entire agreement of the parties with respect to the subject matter hereof, supersede in their entirety any and all prior agreements with regard to the subject matter hereof, and that this notice of exercise may not be amended except by a writing signed by both parties.

Submitted by:                                  Accepted by:

PURCHASER:                                     EAGLE LAKE INCORPORATED

_______________________________                _________________________________
(signature)                                    By_______________________________

_______________________________                _________________________________
(print name)                                   Its

Address:                                       Address:
-------                                        -------

_______________________________                50 West 300 South, Suite 501
_______________________________                Salt Lake City, Utah  84101

                                                               SCHEDULE


The Company delivered notices of option grant to, and executed stock option agreements with, the named executive officers and directors, and on the dates and terms indicated below.  Such notices of option grant and stock option agreements were in the foregoing forms.



      Optionee           Grant Date    Expiration Date                 Vesting                       Options Granted  Exercise Price
      --------           ----------    ---------------                 -------                       ---------------  --------------
Ernest T. Cammer III     12/14/2005      12/14/2012     Vest on a monthly basis over first year.           85,000         1.5000
Ernest T. Cammer III     12/14/2005      12/14/2012     Vest on a monthly basis over second year.          85,000         2.2500
Ernest T. Cammer III     12/14/2005      12/14/2012     Vest on a monthly basis over third year.           85,000         3.0000
Ernest T. Cammer III     12/14/2005      12/14/2012     Vest on a monthly basis over fourth year.          85,000         3.7500
Ernest T. Cammer III     12/14/2005      12/14/2012     Vest on a monthly basis over fifth year.           85,000         4.5000
                                                                                                          -------
                                                                                                          425,000

William P. Crowell       12/14/2005      12/14/2010     Vest immediately.                                 150,000         1.5000

Gregory Johnston         12/14/2005      12/14/2012     Vest on a monthly basis over first year.           85,000         1.5000
Gregory Johnston         12/14/2005      12/14/2012     Vest on a monthly basis over second year.          85,000         2.2500
Gregory Johnston         12/14/2005      12/14/2012     Vest on a monthly basis over third year.           85,000         3.0000
Gregory Johnston         12/14/2005      12/14/2012     Vest on a monthly basis over fourth year.          85,000         3.7500
Gregory Johnston         12/14/2005      12/14/2012     Vest on a monthly basis over fifth year.           85,000         4.5000
                                                                                                          -------
                                                                                                          425,000

Brian Kelly              12/14/2005      12/14/2012     Vest on a monthly basis over first year.          185,000         1.5000
Brian Kelly              12/14/2005      12/14/2012     Vest on a monthly basis over second year.         185,000         2.2500
Brian Kelly              12/14/2005      12/14/2012     Vest on a monthly basis over third year.          185,000         3.0000
Brian Kelly              12/14/2005      12/14/2012     Vest on a monthly basis over fourth year.         185,000         3.7500
Brian Kelly              12/14/2005      12/14/2012     Vest on a monthly basis over fifth year.          185,000         4.5000
                                                                                                          -------
                                                                                                          925,000

Howard Landa             12/14/2005      12/14/2010     Vest immediately.                                 150,000         1.5000

Arie Levinkron           12/14/2005      12/14/2012     Vest on a monthly basis over first year.           85,000         1.5000
Arie Levinkron           12/14/2005      12/14/2012     Vest on a monthly basis over second year.          85,000         2.2500
Arie Levinkron           12/14/2005      12/14/2012     Vest on a monthly basis over third year.           85,000         3.0000
Arie Levinkron           12/14/2005      12/14/2012     Vest on a monthly basis over fourth year.          85,000         3.7500
Arie Levinkron           12/14/2005      12/14/2012     Vest on a monthly basis over fifth year.           85,000         4.5000
                                                                                                          -------
                                                                                                          425,000

Howard Landa               2/2/2006        2/2/2011     Vest immediately                                   75,000         1.5000

John A. Gordon             2/2/2006        2/2/2011     Vest Immediately                                  150,000         1.5000